  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 1999
                                        REGISTRATION NO. 333-84397
==========================================================================
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                            _______________

                           AMENDMENT NO. 1 TO
                                FORM S-8
                         REGISTRATION STATEMENT
                                 UNDER
                       THE SECURITIES ACT OF 1933
                            _______________

                          GARDNER DENVER, INC.
         (Exact name of registrant as specified in its charter)

               DELAWARE                          76-0419383
      (State or other jurisdiction of        (I.R.S. Employer
      incorporation or organization)        Identification No.)

         1800 GARDNER EXPRESSWAY
             QUINCY, ILLINOIS                          62301
(Address of Principal Executive Offices)             (Zip Code)

             GARDNER DENVER, INC. LONG-TERM INCENTIVE PLAN
                        (Full title of the Plan)

                            HELEN W. CORNELL
           VICE PRESIDENT, CORPORATE SECRETARY AND TREASURER
                        1800 GARDNER EXPRESSWAY
                         QUINCY, ILLINOIS 62301
                (Name and address of agent for service)
                             (217) 222-5400
     (Telephone number, including area code, of agent for service)

                    Copies of all correspondence to:
                         Harold B. Oakley, Esq.
                Schmiedeskamp, Robertson, Neu & Mitchell
                       525 Jersey, P.O. Box 1069
                         Quincy, Illinois 62306

=============================================================================================================
                                       CALCULATION OF REGISTRATION FEE
                                                     PROPOSED             PROPOSED
                                                     MAXIMUM              MAXIMUM
TITLE OF SECURITIES            AMOUNT                OFFERING             AGGREGATE           AMOUNT OF
      TO BE                    TO BE                 PRICE PER            OFFERING            REGISTRATION
    REGISTERED             REGISTERED <F1>           SHARE <F2>           PRICE <F2>          FEE <F3>
-------------------        ---------------           ----------           ----------          ------------
COMMON STOCK, $.01
PAR VALUE PER SHARE           500,000                $18.2188             $9,109,400          $2,532.41
-------------------------------------------------------------------------------------------------------------

         <F1> REPRESENTS (A) THE ADDITIONAL NUMBER OF SHARES AVAILABLE FOR
              ISSUANCE UNDER THE LONG-TERM INCENTIVE PLAN, AS AMENDED, FOR WHICH REGISTRATION STATEMENTS ON FORM S-8 (REG. NO. 33-91088 AND 333-24921) WERE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 1995 AND APRIL 10, 1997, RESPECTIVELY AND (B) AN UNDETERMINABLE NUMBER OF SHARES WHICH MAY BECOME ISSUABLE PURSUANT TO ANTIDILUTION PROVISIONS OF THE PLAN, IN ACCORDANCE WITH RULE 416 UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT").
         <F2> ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE
              REGISTRATION FEE. SUCH ESTIMATE HAS BEEN CALCULATED IN ACCORDANCE WITH RULE 457(H) UNDER THE SECURITIES ACT AND IS BASED UPON THE AVERAGE OF THE HIGH AND LOW PRICES PER SHARE OF THE REGISTRANT'S COMMON STOCK AS REPORTED BY THE NEW YORK STOCK EXCHANGE, INC. ON JULY 30, 1999.
         <F3> PREVIOUSLY PAID IN CONNECTION WITH THE INITIAL FILING OF THIS
              REGISTRATION STATEMENT.


The Registrant amends this Registration Statement in order to replace the document filed originally as Exhibit 5.3 and Exhibit 23.6 with the document submitted with this Amendment No. 1 as Exhibit 5.3 and Exhibit 23.6.

ITEM 8. EXHIBITS
----------------

The following additional exhibits are filed as part of this Amendment No. 1 of the Registration Statement or incorporated by reference herein.

Exhibit
Number        Description
-------       -----------

4.5 Gardner Denver, Inc. Long-Term Incentive Plan, as amended, filed as Exhibit 10.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed on March 30, 1999, and incorporated herein by reference.

5.3           Opinion of Schmiedeskamp, Robertson, Neu & Mitchell.

23.5 Consent of Arthur Andersen LLP, filed as Exhibit 5.3 to the Registrant's Registration Statement on Form S-8, filed on August 3, 1999, and incorporated herein by reference.

23.6 Consent of Schmiedeskamp, Robertson, Neu & Mitchell (included in Exhibit 5.3).

24.3 Powers of Attorney, filed as Exhibit 24.3 to the Registrant's Registration Statement on Form S-8, filed on August 3, 1999, and incorporated herein by reference.

                         SIGNATURES

          The Registrant.  Pursuant to the requirements of the Securities Act
          --------------
of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Illinois, on August 4, 1999.

                                 GARDNER DENVER, INC.


                                 By   /s/ Ross J. Centanni
                                    ----------------------------------------
                                      Ross J. Centanni, Chairman, President
                                      and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on August 4, 1999.

          Signature                             Title
          ---------                             -----

     /s/ Ross J. Centanni        Chairman, President, Chief Executive
------------------------------     Officer, Director
         Ross J. Centanni

     /s/ Philip R. Roth          Vice President, Finance and Chief
------------------------------     Financial Officer (Principal
         Philip R. Roth            Financial Officer)

     /s/ Daniel C. Rizzo, Jr.    Vice President and Corporate Controller
------------------------------     (Chief Accounting Officer)
         Daniel C. Rizzo, Jr.

<F*> /s/ Donald G. Barger, Jr.   Director
------------------------------
         Donald G. Barger, Jr.

<F*> /s/ Frank J. Hansen         Director
------------------------------
         Frank J. Hansen

<F*> /s/ Raymond R. Hipp         Director
------------------------------
         Raymond R. Hipp

<F*> /s/ Thomas M. McKenna       Director
------------------------------
         Thomas M. McKenna

<F*> /s/ Alan E. Riedel          Director
------------------------------
         Alan E. Riedel

<F*>   /s/ Michael J. Sebastian   Director
-------------------------------
           Michael J. Sebastian

<F*>  /s/ Richard L. Thompson     Director
-------------------------------
          Richard L. Thompson

<F*>By: /s/ Helen W. Cornell
-------------------------------
            Helen W. Cornell
            Attorney-in-fact

                                FORM S-8

                          GARDNER DENVER, INC.

                             EXHIBIT INDEX
                             -------------


Exhibit
Number    Description
------    -----------

4.5 Gardner Denver, Inc. Long-Term Incentive Plan, as amended, filed as Exhibit 10.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed on March 30, 1999, and incorporated herein by reference.

5.3       Opinion of Schmiedeskamp, Robertson, Neu & Mitchell.

23.5 Consent of Arthur Andersen LLP, filed as Exhibit 5.3 to the Registrant's Registration Statement on Form S-8, filed on August 3, 1999, and incorporated herein by reference.

23.6      Consent of Schmiedeskamp, Robertson, Neu & Mitchell
          (included in Exhibit 5.3).

24.3 Powers of Attorney, filed as Exhibit 24.3 to the Registrant's Registration Statement on Form S-8, filed on August 3, 1999, and incorporated herein by reference.